Exhibit 99.2

PXRE	Consolidated Balance Sheets
Group Ltd.	(Dollars in thousands, except par value per share)

	June 30,	December 31,
	2007	2006
	(Unaudited)
Assets
Investments:
Fixed maturities, at fair value:
Available-for-sale (amortized cost $461,714 and $502,307, respectively)	$460,858	$502,254
Trading (cost $12,848 and $14,794, respectively)	13,720	15,497
Short-term investments, at fair value	532,229	671,197
Hedge funds, at fair value (cost $762 and $11,583, respectively)	1,077	12,766
Other invested assets, at fair value (cost $1,068 and $1,717, respectively)	1,722	2,427

Total investments	1,009,606	1,204,141
Cash	12,468	12,251
Accrued investment income	3,806	3,830
Premiums receivable, net	57,391	93,325
Other receivables	6,192	7,321
Reinsurance recoverable on paid losses	4,861	3,324
Reinsurance recoverable on unpaid losses	34,874	35,327
Ceded unearned premiums	4,375	—
Deferred acquisition costs	76	8
Other assets	35,099	41,816

Total assets	$1,168,748	$1,401,343

Liabilities
Losses and loss expenses	$425,343	$603,241
Unearned premiums	737	113
Subordinated debt	167,095	167,089
Reinsurance balances payable	8,930	34,649
Deposit liabilities	52,001	54,425
Income tax payable	575	597
Other liabilities	37,981	44,462

Total liabilities	692,662	904,576

Shareholders’ Equity
Serial convertible preferred shares, $1.00 par value, $10,000 stated value — 30 million shares authorized, 0.01 million and 0.01 million shares issued and outstanding, respectively	58,132	58,132
Common shares, $1.00 par value — 350 million shares authorized, 72.6 million and 72.4 million shares issued and outstanding, respectively	72,568	72,351
Additional paid-in capital	873,824	873,142
Accumulated other comprehensive loss	(650)	(100)
Accumulated deficit	(524,798)	(503,711)
Restricted shares at cost (0.4 million and 0.4 million shares, respectively)	(2,990)	(3,047)

Total shareholders’ equity	476,086	496,767

Total liabilities and shareholders’ equity	$1,168,748	$1,401,343

PXRE	Consolidated Statements of Operations and Comprehensive Operations
Group Ltd.	(Dollars in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
		(Unaudited)
Revenues
Net premiums earned	$(7,111)	$15,309	$(12,305)	$92,396
Net investment income	13,078	13,249	26,758	31,161
Net realized investment losses	(219)	(3,379)	(2,491)	(8,038)
Fee income	16	27	79	218

	5,764	25,206	12,041	115,737

Losses and Expenses
Losses and loss expenses incurred	968	850	(2,214)	18,650
Commission and brokerage	(35)	4,630	(428)	16,525
Other reinsurance related expense	2,965	2,255	4,738	5,976
Operating expenses	9,937	11,392	21,778	22,357
Foreign exchange (gains) losses	(199)	338	(377)	1,265
Interest expense	3,625	3,601	7,237	7,212

	17,261	23,066	30,734	71,985

(Loss) income before income taxes and convertible preferred share dividends	(11,497)	2,140	(18,693)	43,752
Income tax provision	68	—	69	—

Net (loss) income before convertible preferred share dividends	$(11,565)	$2,140	$(18,762)	$43,752

Convertible preferred share dividends	1,162	1,375	2,325	2,538

Net (loss) income to common shareholders	$(12,727)	$765	$(21,087)	$41,214

Comprehensive Operations, Net of Tax
Net (loss) income before convertible preferred share dividends	$(11,565)	$2,140	$(18,762)	$43,752
Net change in unrealized depreciation on investments	(2,278)	(4,087)	(3,037)	(11,715)
Reclassification adjustments for losses included in net (loss) income	215	3,374	2,487	8,033
Minimum additional pension liability	—	—	—	123

Comprehensive (loss) income	$(13,628)	$1,427	$(19,312)	$40,193

Per Share
Basic:
(Loss) income before convertible preferred share dividends	$(0.16)	$0.03	$(0.26)	$0.61
Net (loss) income to common shareholders	$(0.18)	$0.01	$(0.29)	$0.57

Average shares outstanding (000’s)	72,147	71,986	72,095	71,927

Diluted:
Net (loss) income	$(0.18)	$0.01	$(0.29)	$0.57

Average shares outstanding (000’s)	72,147	71,986	72,095	77,025

PXRE	Consolidated Statements of Shareholders’ Equity
Group Ltd.	(Dollars in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
		(Unaudited)
Convertible Preferred Shares
Balance at beginning and end of period	$58,132	$58,132	$58,132	$58,132

Common Shares
Balance at beginning of period	$72,588	$72,410	$72,351	$72,281
(Cancellation) issuance of common shares, net	(20)	(2)	217	127

Balance at end of period	$72,568	$72,408	$72,568	$72,408

Additional Paid-in Capital
Balance at beginning of period	$873,929	$875,228	$873,142	$875,224
(Cancellation) issuance of common shares, net	(105)	(580)	682	(576)

Balance at end of period	$873,824	$874,648	$873,824	$874,648

Accumulated Other Comprehensive Operations
Balance at beginning of period	$1,413	$(8,314)	$(100)	$(5,468)
Change in unrealized losses on investments	(2,063)	(713)	(550)	(3,682)
Change in minimum additional pension liability	—	—	—	123

Balance at end of period	$(650)	$(9,027)	$(650)	$(9,027)

(Accumulated Deficit)
Balance at beginning of period	$(512,071)	$(486,900)	$(503,711)	$(527,349)
Net (loss) income before convertible preferred share dividends	(11,565)	2,140	(18,762)	43,752
Dividends to convertible preferred shareholders	(1,162)	(1,375)	(2,325)	(2,538)

Balance at end of period	$(524,798)	$(486,135)	$(524,798)	$(486,135)

Restricted Shares
Balance at beginning of period	$(3,694)	$(6,846)	$(3,047)	$(7,502)
Cancellation (issuance) of restricted shares, net	204	743	(825)	603
Amortization of restricted shares	500	615	882	1,411

Balance at end of period	$(2,990)	$(5,488)	$(2,990)	$(5,488)

Total Shareholders’ Equity
Balance at beginning of period	$490,297	$503,710	$496,767	$465,318
(Cancellation) issuance of common shares, net	(125)	(582)	899	(449)
Restricted shares, net	704	1,358	57	2,014
Unrealized depreciation on investments	(2,063)	(713)	(550)	(3,682)
Minimum additional pension liability	—	—	—	123
Net (loss) income before convertible preferred share dividends	(11,565)	2,140	(18,762)	43,752
Dividends to convertible preferred shareholders	(1,162)	(1,375)	(2,325)	(2,538)

Balance at end of period	$476,086	$504,538	$476,086	$504,538

PXRE	Consolidated Statements of Cash Flows
Group Ltd.	(Dollars in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
		(Unaudited)
Cash Flows from Operating Activities
Premiums collected, net of reinsurance	$(17,383)	$(6,157)	$(5,841)	$136,501
Losses and loss adjustment expenses paid, net of reinsurance	(47,496)	(139,269)	(176,768)	(402,590)
Commission and brokerage (paid) received, net of fee income	(247)	4,179	41	(4,816)
Operating expenses paid	(10,782)	(14,560)	(23,042)	(27,701)
Net investment income received	11,959	9,472	24,075	27,400
Interest paid	(1,372)	(1,360)	(7,166)	(7,154)
Income taxes (paid) recovered	—	(123)	(91)	91
Trading portfolio purchased	—	(52,175)	—	(101,714)
Trading portfolio disposed	2,042	52,445	2,042	92,566
Deposit liabilities paid	(1,462)	(8,275)	(2,424)	(11,812)
Other	488	(726)	(2,521)	(3,607)

Net cash used by operating activities	(64,253)	(156,549)	(191,695)	(302,836)

Cash Flows from Investing Activities
Fixed maturities available for sale purchased	(43,099)	(47)	(43,248)	(67,038)
Fixed maturities available for sale disposed or matured	66,658	34,304	82,491	603,837
Hedge funds purchased	—	—	—	(4,000)
Hedge funds disposed	4,893	104,248	12,173	117,364
Other invested assets purchased	—	(35)	—	(35)
Other invested assets disposed	654	598	1,410	1,171
Net change in short-term investments	38,001	19,704	138,968	(342,334)
Payable for securities	—	100	—	100

Net cash provided by investing activities	67,107	158,872	191,794	309,065

Cash Flows from Financing Activities
Proceeds from issuance of common shares	124	162	217	419
Cash dividends paid to preferred shareholders	—	(1,375)	—	(2,538)
Cost of shares repurchased	—	—	(99)	(263)

Net cash provided (used) by financing activities	124	(1,213)	118	(2,382)

Net change in cash	2,978	1,110	217	3,847
Cash, beginning of period	9,490	17,241	12,251	14,504

Cash, end of period	$12,468	$18,351	$12,468	$18,351

Reconciliation of net (loss) income to net cash used by operating activities:
Net (loss) income before convertible preferred share dividends	$(11,565)	$2,140	$(18,762)	$43,752
Adjustments to reconcile net (loss) income to net cash used by operating activities:
Losses and loss expenses	(44,639)	(168,131)	(177,898)	(478,217)
Unearned premiums	7,593	(43,215)	(3,751)	(41,408)
Deferred acquisition costs	(76)	9,825	(68)	5,106
Receivables	7,706	24,902	37,063	102,161
Reinsurance balances payable	(25,043)	(2,365)	(25,719)	(7,916)
Reinsurance recoverable	(1,889)	29,711	(1,084)	59,125
Income taxes	68	(123)	(22)	91
Equity in earnings of limited partnerships	(654)	(167)	(1,188)	(6,039)
Trading portfolio purchased	—	(52,175)	—	(101,714)
Trading portfolio disposed	2,042	52,445	2,042	92,566
Deposit liability	(1,462)	(8,275)	(2,424)	(11,812)
Receivable on commutation	—	—	—	35,154
Other	3,666	(1,121)	116	6,315

Net cash used by operating activities	$(64,253)	$(156,549)	$(191,695)	$(302,836)